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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------
                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURTIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 15, 2004

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                               AMISTAR CORPORATION
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             (Exact name of registrant as specified in its Charter)


          CALIFORNIA                  0-13403                    95-2747332
(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)      file number)             Identification No.)

                                237 VIA VERA CRUZ
                            SAN MARCOS, CA92078-2698
                    (Address of principal executive offices)

                            AREA CODE (760) 471-1700
              (Registrant's telephone number, including area code)

         CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2 BELOW):

         |_| WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

         |_| SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

         |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(b))

         |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(c))

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On November 15, 2004, Amistar Corporation entered into an agreement with Gordon Marshall, a director with the Company, by which Mr. Marshall loaned the Company $500,000 on an unsecured basis for working capital purposes. The terms of the promissory note provide for an interest rate of 7.25% per annum with principal and interest due on December 31, 2004. A copy of the promissory note is furnished as Exhibit 99 to this report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (C)      EXHIBITS

             Exhibit 99.1- Promissory Note for $500,000 dated November 15, 2004




                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 22, 2004                            Amistar Corporation


                                                   By: /s/ Gregory D. Leiser
                                                       -------------------------
                                                   Gregory D. Leiser
                                                   Vice President Finance and
                                                   Chief Financial Officer


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